Exhibit (q)

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Scott D. Monette, hereby constitutes and appoints William R. Schuetter and David W. Grim his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: August 18, 2022

/s/ Scott D. Monette
Scott D. Monette

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Charles W. Peffer, hereby constitutes and appoints William R. Schuetter and David W. Grim his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: August 18, 2022

/s/ Charles W. Peffer
Charles W. Peffer

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Erika Z. Schenk, hereby constitutes and appoints William R. Schuetter and David W. Grim her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: August 18, 2022

/s/ Erika Z. Schenk
Erika Z. Schenk

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Vernon R. Stranghoener, Jr., hereby constitutes and appoints William R. Schuetter and David W. Grim his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: August 18, 2022

/s/ Vernon R. Stranghoener, Jr.
Vernon R. Stranghoener, Jr.

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J.-J. Landers Carnal, hereby constitutes and appoints William R. Schuetter and David W. Grim his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: August 18, 2022

/s/ Landers Carnal
J.-J. Landers Carnal

THE COMMERCE FUNDS

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, James G. Morris, hereby constitutes and appoints William R. Schuetter and David W. Grim his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: February 16, 2023

/s/ James G. Morris
James G. Morris